UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2023

Airspan Networks Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39679	85-2642786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 310, Boca Raton, FL 33431
(Address of Principal Executive Offices) (Zip Code)

(561) 893-8670
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIMO	NYSE American
Warrants, exercisable for shares of common stock at an exercise price of $12.50 per share	MIMO WSA	NYSE American
Warrants, exercisable for shares of common stock at an exercise price of $15.00 per share	MIMO WSB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of Airspan Networks Holdings Inc. (the “Company”) was held on June 20, 2023 (the “Annual Meeting”). The record date for the Annual Meeting was April 21, 2023. At the close of business on the record date, there were 74,582,992 shares of the Company’s common stock outstanding, each of which was entitled to one vote on each item of business conducted at the Annual Meeting.

The Company’s stockholders voted on the following two proposals (each described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023) at the Annual Meeting and cast their votes as follows:

Proposal 1 – Election of Directors

At the Annual Meeting, the stockholders of the Company elected Bandel L. Carano, Michael T. Flynn, and Scot B. Jarvis as Class II directors of the Company, each for a three year term ending at the 2026 Annual Meeting of Stockholders of the Company or until their successor is duly elected and qualified. The results were as follows:

	For	Withheld	Non-Vote
Bandel L. Carano	40,552,600	9,194,741	11,792,361
Michael T. Flynn	40,416,901	9,330,440	11,792,361
Scot B. Jarvis	40,491,734	9,255,607	11,792,361

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, the stockholders of the Company ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the voting were as follows:

For	Against	Abstain
60,292,335	1,241,030	6,337

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2023	Airspan Networks Holdings Inc.

	By:	/s/ David Brant
David Brant
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

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